UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2017
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 1, 2017, Kenneth Vecchione provided notice to Encore Capital Group, Inc. (the “Company”) that he intends to resign as President and Chief Executive Officer of the Company to become the president of another company. Mr. Vecchione’s decision to resign was not the result of any disagreement with the Company. Mr. Vecchione’s resignation will be effective June 15, 2017 to ensure a smooth transition to his successor, Ashish Masih, President of the Company’s Midland Credit Management subsidiary. Mr. Vecchione will not stand for re-election to the Board of Directors (the “Board”) of the Company.
The Board intends to appoint Mr. Masih as the President and Chief Executive Officer of the Company and as a member of the Board immediately following the Company’s annual stockholders meeting on June 15, 2017.
Mr. Masih, 51, joined the Company in 2009 and is responsible for all internal call centers, decision science and analytics, legal collections, marketing, and all other domestic operations. Mr. Masih also oversees the Company’s Asset Reconstruction Company, which is now operational and is purchasing debt portfolios in India. Prior to joining Encore, Mr. Masih was at Capital One Financial Corporation where he held various collections-related roles and was also the CFO/Head of Analytics for a business unit. Previously, he was an Associate Principal at McKinsey & Company and a Manager at KPMG Consulting. Mr. Masih earned an MBA from The Wharton School of the University of Pennsylvania, a Master of Science in Manufacturing Systems Engineering from Lehigh University and a bachelor’s degree in Mechanical Engineering from the Indian Institute of Technology, New Delhi, India.
Item 7.01.    Regulation FD Disclosure.
On May 4, 2017, the Company issued a press release announcing Mr. Vecchione’s resignation. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated May 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 4, 2017	/s/ Greg Call
Greg Call
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 4, 2017